TrueShares Technology AI & Deep Learning ETF
Schedule of Investments
September 30, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS - 99.9%
Biotechnology - 8.7%
Berkeley Lights, Inc. (a)	18,648	$364,755
Guardant Health, Inc. (a)	9,655	1,206,971
Relay Therapeutics, Inc. (a)	26,449	833,937
		2,405,663
Computers - 23.8%
Crowdstrike Holdings, Inc. - Class A (a)	9,901	2,433,468
Varonis Systems, Inc. (a)	25,703	1,564,028
Zscaler, Inc. (a)	9,745	2,555,333
		6,552,829
Internet - 11.6%
Amazon.com, Inc. (a)	253	831,115
Anaplan, Inc. (a)	20,078	1,222,550
Okta, Inc. (a)	4,736	1,124,042
		3,177,707
Pharmaceuticals - 2.0%
AbCellera Biologics, Inc. (a)(b)	27,767	556,451

Semiconductors - 10.8%
Advanced Micro Devices, Inc. (a)	2,237	230,187
NVIDIA Corp.	8,006	1,658,523
Xilinx, Inc.	7,081	1,069,160
		2,957,870
Software - 43.0% (c)
Datadog, Inc. - Class A (a)	14,039	1,984,413
Elastic N.V. (a)(b)	8,428	1,255,688
ROBLOX Corp. - Class A (a)	14,790	1,117,385
salesforce.com, Inc. (a)	3,384	917,808
Schrodinger, Inc. (a)	13,725	750,483
SentinelOne, Inc. (a)	20,623	1,104,774
ServiceNow, Inc. (a)	1,828	1,137,510
Twilio, Inc. - Class A (a)	4,701	1,499,854
UiPath, Inc. - Class A (a)	13,830	727,596
Unity Software, Inc. (a)	10,413	1,314,641
		11,810,152
TOTAL COMMON STOCKS (Cost $23,236,404)		27,460,672

MONEY MARKET FUNDS - 0.2%
First American Treasury Obligations Fund - Class X, 0.01% (d)	48,809	48,809
TOTAL MONEY MARKET FUNDS (Cost $48,809)		48,809

Total Investments (Cost $23,285,213) - 100.1%		27,509,481
Other assets and liabilities, net - (0.1)%		(16,498)
TOTAL NET ASSETS - 100.0%		$27,492,983
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(d)	The rate shown is the annualized seven-day yield at period end.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund's investments carried at fair value as of September 30, 2021:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$27,460,672	$-	$-	$27,460,672
Money Market Funds	48,809	-	-	48,809
Total Investments - Assets	$27,509,481	$-	$-	$27,509,481

*See Schedule of Investments for industry classifications.